EXHIBIT 12

[Letterhead of Willkie Farr & Gallagher LLP]


June 13, 2005


Scudder Tax-Exempt Money Fund
  a series of Scudder Money Funds
222 S. Riverside Plaza
Chicago, IL 60606

Scudder YieldWise Municipal Money Fund
  a series of Scudder YieldWise Funds
222 S. Riverside Plaza
Chicago, IL 60606

Ladies and Gentlemen:

You have asked us for our opinion concerning certain U.S. federal income tax consequences to (i) Scudder Tax-Exempt Money Fund ("ACQUIRING FUND"), a separate series of Scudder Money Funds ("ACQUIRING TRUST"), a Massachusetts business trust, (ii) Scudder YieldWise Municipal Money Fund ("ACQUIRED FUND"), a separate series of Scudder YieldWise Funds ("ACQUIRED TRUST"), a Massachusetts business trust, and (iii) the holders ("SHAREHOLDERS") of voting shares of beneficial interest of the Acquired Fund ("ACQUIRED FUND SHARES"), when the Shareholders receive solely voting shares of beneficial interest of the Acquiring Fund ("ACQUIRING FUND SHARES") in exchange for their Acquired Fund Shares pursuant to the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund ("REORGANIZATION"), all pursuant to that certain Agreement and Plan of Reorganization, dated April 20, 2005, adopted by the Board of Trustees of the Acquired Trust on behalf of the Acquired Fund, the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund, and Deutsche Investment Management Americas Inc. ("PLAN"). This opinion is being delivered pursuant to Section 8.5 of the Plan.

                  We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

Scudder Tax-Exempt Money Fund
Scudder YieldWise Municipal Money Fund
June 13, 2005
Page 2

                  We have made inquiry as to the underlying facts that we considered to be relevant to the conclusions set forth in this letter. The opinions expressed in this letter are based upon certain factual statements relating to the Acquiring Fund and the Acquired Fund set forth in the Prospectus/Proxy Statement filed by the Acquiring Fund and representations made in letters from the Acquiring Fund and the Acquired Fund addressed to us for our use in rendering this opinion ("TAX REPRESENTATION LETTERS"). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

                  The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended ("CODE"), Treasury regulations issued thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this letter.

                  Based upon the foregoing, we are of the opinion that for U.S. federal income tax purposes:

         o the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its Shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         o under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of all of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its Shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund;

         o under Section 354 of the Code, Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for their Acquired Fund Shares;

         o under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each Shareholder will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefor;

         o under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Shareholder will include the holding period of Acquired Fund Shares exchanged therefor, provided that the Shareholder held the Acquired Fund Shares at the time of the Reorganization as a capital asset;

Scudder Tax-Exempt Money Fund
Scudder YieldWise Municipal Money Fund
June 13, 2005
Page 3

         o under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

         o under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and

         o under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

                  Our opinion is based upon the accuracy of the certifications, representations and warranties and satisfaction of the covenants and obligations contained in the Plan, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any of such certifications, representations or warranties are not accurate or if any of such covenants or obligations are not satisfied in all material respects. We hereby consent to the filing of this opinion as an exhibit to the Acquiring Fund's registration statement on Form N-14 ("REGISTRATION STATEMENT") and to the reference to us in the Prospectus/Proxy Statement included as part of the Registration Statement.

Sincerely yours,


/s/ Willkie Farr & Gallagher LLP

[Letterhead of Willkie Farr & Gallagher LLP]


June 13, 2005


Scudder Government & Agency Money Fund
  a series of Scudder Money Funds
222 S. Riverside Plaza
Chicago, IL 60606

Scudder YieldWise Government & Agency Money Fund
  a series of Scudder YieldWise Funds
222 S. Riverside Plaza
Chicago, IL 60606

Ladies and Gentlemen:

You have asked us for our opinion concerning certain U.S. federal income tax consequences to (i) Scudder Government & Agency Money Fund ("ACQUIRING FUND"), a separate series of Scudder Money Funds ("ACQUIRING TRUST"), a Massachusetts business trust, (ii) Scudder YieldWise Government & Agency Money Fund ("ACQUIRED FUND"), a separate series of Scudder YieldWise Funds ("ACQUIRED TRUST"), a Massachusetts business trust, and (iii) the holders ("SHAREHOLDERS") of voting shares of beneficial interest of the Acquired Fund ("ACQUIRED FUND SHARES"), when the Shareholders receive solely voting shares of beneficial interest of the Acquiring Fund ("ACQUIRING FUND SHARES") in exchange for their Acquired Fund Shares pursuant to the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund ("REORGANIZATION"), all pursuant to that certain Agreement and Plan of Reorganization, dated April 20, 2005, adopted by the Board of Trustees of the Acquired Trust on behalf of the Acquired Fund, the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund, and Deutsche Investment Management Americas Inc. ("PLAN"). This opinion is being delivered pursuant to
Section 8.5 of the Plan.

                  We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all

Scudder Government & Agency Money Fund
Scudder YieldWise Government & Agency Money Fund
June 13, 2005
Page 2

documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

                  We have made inquiry as to the underlying facts that we considered to be relevant to the conclusions set forth in this letter. The opinions expressed in this letter are based upon certain factual statements relating to the Acquiring Fund and the Acquired Fund set forth in the Prospectus/Proxy Statement filed by the Acquiring Fund and representations made in letters from the Acquiring Fund and the Acquired Fund addressed to us for our use in rendering this opinion ("TAX REPRESENTATION LETTERS"). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

                  The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended ("CODE"), Treasury regulations issued thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this letter.

                  Based upon the foregoing, we are of the opinion that for U.S. federal income tax purposes:

         o the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its Shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         o under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of all of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its Shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund;

         o under Section 354 of the Code, Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for their Acquired Fund Shares;

         o under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each Shareholder will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefor;

         o under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Shareholder will include the holding period of Acquired Fund Shares exchanged

Scudder Government & Agency Money Fund
Scudder YieldWise Government & Agency Money Fund
June 13, 2005
Page 3

                  therefor, provided that the Shareholder held the Acquired Fund Shares at the time of the Reorganization as a capital asset;

         o under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

         o under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and

         o under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

                  Our opinion is based upon the accuracy of the certifications, representations and warranties and satisfaction of the covenants and obligations contained in the Plan, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any of such certifications, representations or warranties are not accurate or if any of such covenants or obligations are not satisfied in all material respects. We hereby consent to the filing of this opinion as an exhibit to the Acquiring Fund's registration statement on Form N-14 ("REGISTRATION STATEMENT") and to the reference to us in the Prospectus/Proxy Statement included as part of the Registration Statement.

Sincerely yours,


/s/ Willkie Farr & Gallagher LLP

[Letterhead of Willkie Farr & Gallagher LLP]


June 13, 2005


Scudder Money Market Fund
  a series of Scudder Money Funds
222 S. Riverside Plaza
Chicago, IL 60606

Scudder YieldWise Money Fund
  a series of Scudder YieldWise Funds
222 S. Riverside Plaza
Chicago, IL 60606

Ladies and Gentlemen:

You have asked us for our opinion concerning certain U.S. federal income tax consequences to (i) Scudder Money Market Fund ("ACQUIRING FUND"), a separate series of Scudder Money Funds ("ACQUIRING TRUST"), a Massachusetts business trust, (ii) Scudder YieldWise Money Fund ("ACQUIRED FUND"), a separate series of Scudder YieldWise Funds ("ACQUIRED TRUST"), a Massachusetts business trust, and
(iii) the holders ("SHAREHOLDERS") of voting shares of beneficial interest of the Acquired Fund ("ACQUIRED FUND SHARES"), when the Shareholders receive solely voting shares of beneficial interest of the Acquiring Fund ("ACQUIRING FUND SHARES") in exchange for their Acquired Fund Shares pursuant to the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund ("REORGANIZATION"), all pursuant to that certain Agreement and Plan of Reorganization, dated April 20, 2005, adopted by the Board of Trustees of the Acquired Trust on behalf of the Acquired Fund, the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund, and Deutsche Investment Management Americas Inc. ("PLAN"). This opinion is being delivered pursuant to Section 8.5 of the Plan.

                  We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

Scudder Money Market Fund
Scudder YieldWise Money Fund
June 13, 2005
Page 2

                  We have made inquiry as to the underlying facts that we considered to be relevant to the conclusions set forth in this letter. The opinions expressed in this letter are based upon certain factual statements relating to the Acquiring Fund and the Acquired Fund set forth in the Prospectus/Proxy Statement filed by the Acquiring Fund and representations made in letters from the Acquiring Fund and the Acquired Fund addressed to us for our use in rendering this opinion ("TAX REPRESENTATION LETTERS"). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

                  The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended ("CODE"), Treasury regulations issued thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this letter.

                  Based upon the foregoing, we are of the opinion that for U.S. federal income tax purposes:

         o the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its Shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         o under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of all of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its Shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund;

         o under Section 354 of the Code, Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for their Acquired Fund Shares;

         o under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each Shareholder will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefor;

         o under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Shareholder will include the holding period of Acquired Fund Shares exchanged therefor, provided that the Shareholder held the Acquired Fund Shares at the time of the Reorganization as a capital asset;

Scudder Money Market Fund
Scudder YieldWise Money Fund
June 13, 2005
Page 3

         o under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

         o under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and

         o under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

                  Our opinion is based upon the accuracy of the certifications, representations and warranties and satisfaction of the covenants and obligations contained in the Plan, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any of such certifications, representations or warranties are not accurate or if any of such covenants or obligations are not satisfied in all material respects. We hereby consent to the filing of this opinion as an exhibit to the Acquiring Fund's registration statement on Form N-14 ("REGISTRATION STATEMENT") and to the reference to us in the Prospectus/Proxy Statement included as part of the Registration Statement.

Sincerely yours,


/s/ Willkie Farr & Gallagher LLP